UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2011
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     The 2011 Annual Meeting of Shareholders of The Sherwin-Williams Company (“Sherwin-Williams”) was held on April 20, 2011. The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below.
     Proposal 1. The shareholders fixed the number of directors of Sherwin-Williams at eleven and elected the following nominees as directors of Sherwin-Williams to serve until the next Annual Meeting of Shareholders and until their successors are elected. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
A.F. Anton	83,432,225	1,333,283	6,963,967
J.C. Boland	83,865,738	899,770	6,963,967
C.M. Connor	82,558,649	2,206,859	6,963,967
D.F. Hodnik	83,891,225	874,283	6,963,967
T.G. Kadien	84,187,325	578,183	6,963,967
S.J. Kropf	82,820,962	1,944,546	6,963,967
G.E. McCullough	84,217,103	548,405	6,963,967
A.M. Mixon, III	82,005,127	2,760,381	6,963,967
C.E. Moll	79,355,777	5,409,731	6,963,967
R.K. Smucker	82,210,031	2,555,477	6,963,967
J.M. Stropki, Jr.	82,903,128	1,862,380	6,963,967
     Proposal 2. The shareholders approved the advisory vote on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
80,677,388	3,069,949	1,018,171	6,963,967
     Proposal 3. The shareholders approved, on an advisory basis, the holding of the advisory vote on executive compensation every year. The voting results were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
76,423,319	1,265,347	6,770,804	306,038	6,963,967
     On April 20, 2011, following the Annual Meeting, the Board of Directors determined that the advisory vote on executive compensation would be held every year until the next vote on the frequency of such advisory votes.

     Proposal 4. The shareholders approved and adopted an amendment to Sherwin-Williams’ Regulations. The voting results were as follows:

For	Against	Abstain
78,232,710	12,706,684	790,081
     A copy of Sherwin-Williams’ Regulations, as amended and restated April 20, 2011, is attached hereto as Exhibit 3 and incorporated herein by reference.
     Proposal 5. The shareholders approved the ratification of the appointment of Ernst & Young LLP as Sherwin-Williams’ independent registered public accounting firm for 2011. The voting results were as follows:

For	Against	Abstain
90,750,423	485,233	493,819
     Proposal 6. The shareholders did not approve a shareholder proposal on majority voting. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
32,992,868	50,646,650	1,125,990	6,963,967
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibit is filed with this report:

Exhibit No.	Exhibit Description
3	Regulations of The Sherwin-Williams Company, as amended and restated April 20, 2011 (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
April 25, 2011	By:	/s/ L.E. Stellato
L.E. Stellato
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3	Regulations of The Sherwin-Williams Company, as amended and restated April 20, 2011 (filed herewith).

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